UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 1, 2019

BSQUARE CORPORATION

(Exact name of Registrant as specified in its charter)

Washington	000-27687	91-1650880
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 110th Ave NE, Suite 300

Bellevue, WA 98004

425-519-5900

(Address and Telephone Number of Registrant’s Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 1, 2019, BSQUARE Corporation (the “Company”) announced that it had entered into a Global Partner Agreement with Microsoft Corporation, effective March 1, 2019. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

The press release contains "forward-looking statements" within the meaning of the safe-harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "expect," "believe," "plan," "strategy," "future," "may," "should," "will," and similar references to future periods. Examples of forward-looking statements include, among others, statements the Company may make regarding expected operating results in future periods, such as anticipated revenue, gross margins, profitability, cash and investments, and regarding strategies for customer retention, growth, new product and service developments, and market position. Forward-looking statements are neither historical facts nor assurances about future performance. Instead, they are based on current beliefs, expectations and assumptions about the future of the Company’s business and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results may differ materially from those indicated in the forward-looking statements. Therefore, investors should not rely on any of these forward-looking statements.

Important factors that could cause the Company’s actual results to differ materially from those indicated in the forward-looking statements include, among others: the Company’s ability to execute its development initiatives and sales and marketing strategies around DataV™, the Industrial Internet of Things, and the Company’s product and service offerings more generally; the extent to which the Company is successful in gaining new long-term customers and retaining existing ones; whether the Company is able to maintain its favorable relationship with Microsoft as a systems integrator and distributor; the Company’s success in leveraging strategic partnering initiatives with companies such as Microsoft, AWS and Intel; and such other risk factors as discussed in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Any forward-looking statement made by the Company is based only on information currently available to the Company and speaks only as of the date on which it is made. Except as may be required by law, the Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

Number Description

99.1 Press Release dated March 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BSQUARE CORPORATION

Date: March 1, 2019	By:	/s/ Peter J. Biere
Peter J. Biere
Chief Financial Officer, Secretary and Treasurer